UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2021

SECOND SIGHT MEDICAL PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)
California
(State or Other Jurisdiction of Incorporation)
001-36747	02-0692322
(Commission File Number)	(IRS Employer Identification No.)
12744 San Fernando Road, Suite 400 Sylmar, California 91342
(Address of Principal Executive Offices)

(818) 833-5000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⎕

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⎕

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EYES	Nasdaq
Warrants	EYESW	Nasdaq

_____________________________________________________________________________________________

Item 1.01	Entry into Material Definitive Agreement

On January 22, 2021, Second Sight Medical Products, Inc. (the “Company”), entered into a lease agreement, effective February 1, 2021, to lease office space to replace its existing headquarters (the “Lease”).  Under the Lease, the Company will pay $17,000 per month, increasing to $17,500 per month on February 1, 2022, plus operating expenses, to lease 17,290 square feet of office space at 13170 Telfair Avenue, Sylmar CA 91342.  Additionally, we receive full rent abatement for March 2021, and half rent abatement for March 2022. The Lease is for two years and two months.  The Lease is a sub-sublease.  There are four parties to the Lease, the Company (sublessee), Triscenic Productions Services, Inc. (sublessor), Security Paving Company, Inc. (lessee), and Western Flower Enterprises, LLC (master lessor).  Neither the Company nor its affiliates are related to, or otherwise have any other relationship with, the other parties, other than the Lease.  The above description of the terms of the Lease is qualified in its entirety by reference to the lease agreement attached to this Report as Exhibit 10.1.

The Company’s current lease with Sylmar Biomedical Parks, Inc. may be terminated on a 30-day notice.  The Company has not terminated that lease due to the unknown timing of internet connectivity at the new location needed to support its servers.   The Company intends to terminate the lease with Sylmar Biomedical Parks, Inc. February 28, 2021 or as soon thereafter as possible, once it has been determined when it can move its servers to the new location.

Item 8.01	Other Events

Effective March 1, 2021, the Company will move its headquarters and mailing address to:

Second Sight Medical Products, Inc.

13170 Telfair Avenue

Sylmar CA 91342-3573

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Lease Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2021

SECOND SIGHT MEDICAL PRODUCTS, INC.

/s/ Matthew Pfeffer

By: Matthew Pfeffer

Acting Chief Executive Officer